SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): July 6, 2004 (July 1, 2004)

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 1, 2004, Federated Investors, Inc. issued a press release attached hereto as Exhibit 99.1 to announce that it has completed the transition of its mutual fund transfer agency business to Boston Financial Data Services.

Exhibits:

Exhibit 99.1 Additional exhibits – Press release issued by Federated Investors, Inc. dated July 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.
(REGISTRANT)

Dated: July 6, 2004	By:	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Federated Investors, Inc. dated July 1, 2004